Supplement Dated December 8, 2021
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account R

Lincoln SVULone 2019

This Supplement outlines updates to the Cost of Insurance outlined in the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses”. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Please refer to the May 1, 2021 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.

This Supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Special Terms section, as amended by this Supplement.

The prospectus is being amended as follows (in order of how these respective sections appear in the prospectus):

Fee Table
Periodic Charges Other than Annual Underlying Fund Fees and Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and operating expenses.

Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk[1]:
• Maximum: $83.333333 per $1,000
• Minimum: $0.000025 per $1,000
• Charge for Representative Insureds (male and female, both age 55, standard non-tobacco, in year one): $0.00104 per $1,000
*
Charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.

[1]
Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.

Please retain this Supplement for future reference.